Exhibit 32.1
CERTIFICATION

In connection with the Annual Report of Diamondhead Casino Corporation (the "Company") on Form 10-K for the year ending December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Deborah A. Vitale, Chief Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

DATE: April 7, 2016	/s/	Deborah A. Vitale
	By:	Deborah A. Vitale
President and Chief Executive Officer